Exhibit 99.2

Quarterly Financial Data Supplement (Unaudited)
First Quarter 2009

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FIRST QUARTER 2009 FINANCIAL SUMMARY

Changes vs. prior quarter, unless indicated otherwise:
Quarterly EPS
•	Net loss available to common shareholders of $90.8 million; operating loss of $88.6 million
•	Net loss per diluted share of $1.10; operating loss per diluted share of $1.08
•	Preferred stock dividends totaled $16.4 million, up from $9.4 million for previous quarter due to deemed dividend on induced conversion of mandatorily convertible preferred stock
•	Average diluted shares of 82.2 million, up 10.4% versus prior quarter; up 13.5% versus prior year

Revenue
•	Total revenue, defined as net interest income plus noninterest income, of $108.8 million
•	Operating revenues of $112.9 million, down $8.4 million
— Non-operating items: $3.0 million net loss on securities
•	Tax-equivalent net interest income of $86.2 million, down $6.7 million
— Net interest margin of 2.83%, down 14 basis points from 2.97%
— Average earning assets of $12.3 billion, down $153.1 million
•	Operating noninterest income of $26.7 million, down $1.8 million from prior quarter; $2.1 million from prior year

Average Balance Sheet Growth
•	Average loans decreased $155.9 million or 1.5% compared to prior quarter
•	Average securities, up $3.7 million since prior quarter; $45.0 million since 1Q08
•	Average customer funding, defined as total deposits less brokered deposits plus customer sweep accounts, down $13.4 million or 0.2% linked-quarter
•	Average wholesale borrowings, including brokered deposits and excluding customer sweep accounts, down $227.1 million or 5.6% linked-quarter

Noninterest Expenses and Operating Efficiency
•	Noninterest expenses of $90.2 million
— Non-operating items: $52,000 gain on early extinguishment of debt, and a loss of $676,000 on repurchase of auction rate securities
•	Operating noninterest expenses of $89.6 million, down $2.5 million from prior quarter
— Project NOW and other expense initiatives showing progress
— FDIC insurance premiums (included in regulatory assessments) up $1.2 million from prior quarter; $2.6 million from prior year
— Excluding credit-related expenses and FDIC insurance premiums, down $6.0 million from prior quarter

Credit Quality
•	Nonperforming assets of $512.9 million or 5.08% of loans and foreclosed property
•	Nonperforming loans held for investment increased to $422.9 million from $349.4 million at December 31, 2008; nonperforming loans held for sale totaled $12.8 million
•	Net loan charge-offs of $109.1 million, or 4.36% annualized as a % of average loans held for investment
•	Provision for credit losses exceeded net loan charge-offs by $33.6 million and increased allowance
•	Allowance for credit losses of $283.4 million or 2.84% of loans held for investment, up from 2.45% prior quarter
•	Allowance coverage of nonperforming loans held for investment of 0.66 times, a decrease from 0.71 times at December 31, 2008

Capital
•	Tangible common equity to tangible asset ratio of 6.05%, or 7.51% assuming conversion of the mandatorily convertible preferred stock
•	Common tangible book value per share assuming conversion of the mandatorily convertible preferred stock of $8.59, compared to $9.40 at December 31, 2008
•	After-tax unrealized gain on available for sale securities increased $20.3 million from prior quarter
•	Tier 1 capital ratio of 12.10%, down from 12.86% at December 31, 2008; capital ratios exceed all “well capitalized” regulatory requirements

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08

Interest Income
Interest and fees on loans	$124,119	$145,289	$155,433	$158,016	$171,228
Interest and dividends on securities:
Taxable	20,548	20,575	20,186	20,591	20,392
Exempt from federal income taxes	2,234	2,351	2,422	2,479	2,693

Total interest and dividends on securities	22,782	22,926	22,608	23,070	23,085
Interest on short-term investments	1	10	197	106	72

Total interest income	146,902	168,225	178,238	181,192	194,385

Interest Expense
Interest on deposits	54,843	65,646	69,071	63,180	77,106
Interest on borrowed funds	7,041	10,946	13,548	17,807	24,573

Total interest expense	61,884	76,592	82,619	80,987	101,679

Net Interest Income	85,018	91,633	95,619	100,205	92,706
Provision for Credit Losses	142,627	122,926	84,608	63,763	73,292

Net interest income after provision for credit losses	(57,609)	(31,293)	11,011	36,442	19,414
Noninterest Income	23,741	30,012	28,665	32,187	31,103
Noninterest Expenses	90,241	342,093	94,157	87,617	268,366

Income (loss) before income taxes	(124,109)	(343,374)	(54,481)	(18,988)	(217,849)
Income tax expense (benefit)	(49,706)	(33,435)	(29,526)	(8,056)	(16,557)

Net Income (Loss)	(74,403)	(309,939)	(24,955)	(10,932)	(201,292)
Preferred stock dividends and other (1)	(16,408)	(9,424)	(6,257)	(5,840)	(137)

Net Income (Loss) Available to Common Shareholders	$(90,811)	$(319,363)	$(31,212)	$(16,772)	$(201,429)

Average common shares outstanding, basic	82,223,190	74,505,656	72,755,480	72,611,024	72,449,437
Average common shares outstanding, diluted (2)	82,223,190	74,505,656	72,755,480	72,611,024	72,449,437
Earnings (loss) per common share, basic	$(1.10)	$(4.29)	$(0.43)	$(0.23)	$(2.78)
Earnings (loss) per common share, diluted	(1.10)	(4.29)	(0.43)	(0.23)	(2.78)
Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.19

(1)	In first quarter 2009, includes $6.5 million for the value of common shares issued as an inducement for early conversion of 45,474 shares of preferred stock.
(2)

Average diluted shares exclude convertible preferred stock, warrants, and outstanding equity awards since either their effect would be antidilutive or the exercise price was greater than the average market price of the common shares.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08

Noninterest Income
Service charges on deposit accounts	$9,268	$10,149	$11,376	$10,986	$10,429
Debit card income, net	1,925	1,867	2,006	2,056	1,876
Customer service fee income	1,209	1,221	1,425	1,358	1,331

Total customer fee income	12,402	13,237	14,807	14,400	13,636

Retail investment services, net	2,010	1,751	2,294	2,120	1,546
Insurance income	2,457	2,266	2,368	2,388	3,060
Trust and investment management income	1,465	1,437	1,728	1,857	1,666
Benefits administration fees	642	833	813	734	756

Total wealth management income	6,574	6,287	7,203	7,099	7,028

Mortgage banking income	1,205	1,038	879	1,858	1,485
Bank-owned life insurance	2,502	3,939	2,881	2,910	3,147
Merchant processing income, net	610	697	916	809	857
Gain (loss) on certain derivative activities	1,135	(256)	(199)	236	12
Other (1)	2,267	3,509	2,903	2,999	2,638

Operating noninterest income (noninterest income, excluding non-operating items)	26,695	28,451	29,390	30,311	28,803

Gain (loss) on securities	(2,954)	1,561	(725)	1,876	396
Gain on Visa IPO share redemption	—	—	—	—	1,904

Non-operating noninterest (loss) income	(2,954)	1,561	(725)	1,876	2,300

Total noninterest income	$23,741	$30,012	$28,665	$32,187	$31,103

Noninterest Expenses
Salaries and wages	$35,191	$35,348	$37,700	$36,136	$34,853
Employee benefits	8,923	10,537	9,252	9,113	9,298
Occupancy	9,436	9,946	9,770	8,972	8,623
Furniture and equipment	6,945	7,454	6,991	6,733	6,383
Professional services	4,507	4,533	4,573	3,579	3,527
Project NOW expense	1,298	271	—	—	—
Advertising and business development	1,281	2,611	2,114	2,731	2,471
Telecommunications	1,526	1,613	1,628	1,476	1,423
Amortization of intangibles	1,291	1,417	1,474	1,589	1,658
Regulatory assessments	4,655	3,452	3,020	2,374	2,077
Loan collection and foreclosed asset expense	4,891	4,558	4,491	2,303	1,079
Loss on nonperforming loans held for sale (1)	1,838	283	—	—	—
(Gain) loss on OREO	124	(316)	765	(3)	187
Other	7,711	10,361	7,883	9,667	8,672

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	89,617	92,068	89,661	84,670	80,251

Goodwill impairment	—	237,618	—	—	188,431
Employment contracts and severance	—	9,599	4,621	2,299	—
Branch acquisition and conversion costs	—	—	—	731	—
(Gain) loss on early extinguishment of debt	(52)	1,747	(125)	(83)	547
Visa-related litigation	—	—	—	—	(863)
Loss on derivative collateral	—	1,061	—	—	—
Loss on repurchase of auction rate securities	676	—	—	—	—

Non-operating noninterest expenses	624	250,025	4,496	2,947	188,115

Total noninterest expenses	$90,241	$342,093	$94,157	$87,617	$268,366

(1)	In first quarter 2009, TSFG reclassified loss on non-performing loans held for sale from noninterest income to noninterest expense.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08

Assets
Cash and due from banks	$152,725	$292,219	$176,293	$224,991	$223,185
Interest-bearing bank balances	1	166	35	55,713	10,035
Federal funds sold and securities purchased to resell	—	—	—	50,000	—
Securities
Available for sale	2,106,281	2,107,194	1,995,681	1,987,232	2,069,898
Held to maturity	18,039	22,709	24,518	26,677	31,468

Total securities	2,124,320	2,129,903	2,020,199	2,013,909	2,101,366

Loans held for sale	29,726	30,963	37,575	21,871	16,119
Loans held for investment	9,986,681	10,192,072	10,299,640	10,475,731	10,275,653
Less: Allowance for loan losses	(280,156)	(247,086)	(200,748)	(191,727)	(174,420)

Net loans held for investment	9,706,525	9,944,986	10,098,892	10,284,004	10,101,233

Premises and equipment, net	285,580	282,472	274,258	265,853	243,628
Accrued interest receivable	42,927	50,388	51,207	56,118	56,764
Goodwill	224,161	224,161	461,458	463,300	462,572
Other intangible assets, net	20,568	21,859	23,112	24,586	25,521
Other assets	698,714	625,209	552,149	516,525	491,297

	$13,285,247	$13,602,326	$13,695,178	$13,976,870	$13,731,720

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,067,953	$1,041,140	$1,022,632	$1,107,115	$1,108,623
Interest-bearing customer deposits	6,316,548	6,455,810	6,412,343	6,388,904	6,466,940
Interest-bearing brokered deposits	1,842,577	1,908,767	2,573,833	2,390,350	1,875,969

Total deposits	9,227,078	9,405,717	10,008,808	9,886,369	9,451,532
Short-term borrowings	1,342,088	1,626,374	1,188,929	1,581,601	1,917,450
Long-term debt	931,977	707,769	773,109	772,957	799,217
Accrued interest payable	74,032	71,465	61,463	55,880	58,705
Other liabilities	157,889	170,470	129,255	120,861	126,495

Total liabilities	11,733,064	11,981,795	12,161,564	12,417,668	12,353,399

Shareholders’ equity
Mandatorily convertible preferred stock	190,026	238,700	249,000	250,000	—
Perpetual preferred stock	328,523	327,679	—	—	—
Common stock	84,781	74,644	73,006	72,796	72,630
Surplus	1,182,423	1,135,920	1,104,697	1,101,524	1,110,356
Retained earnings (deficit)	(291,199)	(199,540)	120,578	152,567	170,186
Accumulated other comprehensive income (loss), net of income tax	57,018	42,558	(13,667)	(17,685)	25,149
Other, net	611	570	—	—	—

Total shareholders’ equity	1,552,183	1,620,531	1,533,614	1,559,202	1,378,321

	$13,285,247	$13,602,326	$13,695,178	$13,976,870	$13,731,720

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$2,042	$2,069	$28,084	$27,703	$28,798
U.S. Government agencies	313,159	313,729	327,933	335,593	337,775
Agency mortgage-backed securities	1,489,583	1,468,639	1,312,116	1,276,145	1,343,108
Private label mortgage-backed securities	12,462	12,771	15,152	15,544	16,209
State and municipal	241,478	262,248	260,532	270,521	279,788
Other investments (1)	47,557	47,738	51,864	61,726	64,220

Total available for sale securities	2,106,281	2,107,194	1,995,681	1,987,232	2,069,898

Held to maturity (at amortized cost)	18,039	22,709	24,518	26,677	31,468

Total securities	$2,124,320	$2,129,903	$2,020,199	$2,013,909	$2,101,366

Total securities as a percentage of total assets	16.0%	15.7%	14.8%	14.4%	15.3%

	March 31, 2009

	Amortized Cost	Percentage of Total	Duration		Book Yield

Debt Securities
U.S. Treasury	$2,001	0.1%	0.4		5.92%
U.S. Government agencies	306,792	15.2	2.1		4.42
Mortgage-backed securities:
Collateralized mortgage obligations	818,520	40.6	0.9		4.55
Adjustable rate mortgages	234,794	11.7	2.3		4.49
Pass-through	417,923	20.8	2.9		4.89
State and municipal	234,549	11.6	2.6		5.08

Total available for sale debt securities	$2,014,579	100.0%	1.9	(2)	4.66%

Fixed interest rate:
Mortgage-backed securities	$1,230,466	61.1%	1.6		4.67%
Other	543,342	27.0	2.3		4.71
Variable interest rate:
Mortgage-backed securities	240,771	11.9	2.4		4.49

Total available for sale debt securities	$2,014,579	100.0%	1.9	(2)	4.66%

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Fair Value		Duration

Up 2.00%	(6.3	) %	4.5
Up 1.00%	(2.4)		3.5
Flat	—		1.9

The estimated decrease in fair value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.64%.

(1)

Other investments in available for sale securities include corporate bonds, FHLB stock, community bank stocks, and other equity securities. Also, excludes certain other investments recorded in other assets totaling $21.2 million.

(2)	Compared to 2.9 years duration at December 31, 2008 due to overall lower interest rates and anticipated prepayments.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO CREDIT RISK PROFILE
(dollars in thousands) (unaudited)

	March 31, 2009		December 31, 2008

	Balance	% of Total	Balance	% of Total

Government and agency
U.S. Treasury	$2,042	0.1%	$2,069	0.1%
U.S. Government agencies (1)	313,159	14.7	313,729	14.7
Agency mortgage-backed securities (MBS) (1)(2)	1,489,583	70.1	1,468,639	68.9
Federal Home Loan Bank Stock	45,833	2.2	35,536	1.7

Total government and agency	1,850,617	87.1	1,819,973	85.4

State and municipal (3)(4)(5)
Pre-funded with collateral or AAA-rated backed by Texas Permanent School Fund	177,545	8.3	188,598	8.9
Underlying issuer or collateral rated A or better (including South Carolina State Aid)	71,465	3.4	81,238	3.8
Underlying issuer or collateral rated BBB	8,322	0.4	7,344	0.3
Non-rated	2,085	0.1	7,677	0.4

Total state and municipal	259,417	12.2	284,857	13.4

Corporate bonds AA or A-rated	—	—	9,963	0.5
Private label mortgage-backed securities AAA-rated (2)	12,462	0.6	12,771	0.6
Community bank stocks and other	1,824	0.1	2,339	0.1

Total securities	$2,124,320	100.0%	$2,129,903	100.0%

Percent of total securities:
Rated A or higher		99.4%		99.2%
Investment grade		99.8%		99.5%

(1)	At March 31, 2009, these numbers include, in the aggregate, $172.6 million and $1.5 billion related to senior debt and MBS, respectively, issued by FNMA and FHLMC.
(2)	Current policies restrict MBS/CMO purchases to agency-backed and a small percent of private-label securities and prohibit securities collateralized by sub-prime assets.
(3)	At March 31, 2009 and December 31, 2008, state and municipal securities include $17.9 million and $22.6 million, respectively, of securities held to maturity at amortized cost.
(4)

Ratings shown above do not reflect the benefit of guarantees by bond insurers. At March 31, 2009, $38.3 million of municipal bonds are guaranteed by bond insurers. At December 31, 2008, $39.1 million of municipal bonds are guaranteed by bond insurers.

(5)

At March 31, 2009, the breakdown by current bond rating is as follows: $177.5 million pre-funded with collateral or AAA-rated backed Texas Permanent School Fund, $7.5 million AAA-rated, $69.6 million AA or A-rated, $2.7 million BBB-rated, and $2.1 million non-rated.

Note: Within each category, securities are ordered based on risk assessment from lowest to highest. TSFG holds no collateralized debt obligations.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH, CORE VS. NON-CORE
(dollars in thousands) (unaudited)

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08

Commercial Loans
Commercial and industrial	$2,645,871	$2,722,611	$2,824,117	$2,891,007	$2,788,980
Owner - occupied real estate	1,285,530	1,270,746	1,206,597	1,183,618	1,107,069
Commercial real estate	4,042,871	4,074,331	4,094,164	4,162,248	4,156,522

	7,974,272	8,067,688	8,124,878	8,236,873	8,052,571

Consumer Loans
Indirect - sales finance	573,653	635,637	680,413	728,433	710,806
Consumer lot loans	198,032	225,486	249,062	266,242	291,378
Direct retail	90,999	95,397	100,257	99,951	101,278
Home equity	813,015	813,201	784,357	781,120	754,344

	1,675,699	1,769,721	1,814,089	1,875,746	1,857,806

Mortgage Loans	336,710	354,663	360,673	363,112	365,276

Total loans held for investment	$9,986,681	$10,192,072	$10,299,640	$10,475,731	$10,275,653

Percentage of Loans Held for Investment
Commercial and industrial	26.4%	26.7%	27.4%	27.6%	27.1%
Owner - occupied real estate	12.9	12.5	11.7	11.3	10.8
Commercial real estate	40.5	40.0	39.8	39.7	40.5
Consumer	16.8	17.3	17.6	17.9	18.1
Mortgage	3.4	3.5	3.5	3.5	3.5

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08

Growth in Loans Held for Investment (1)
Growth vs. prior quarter, annualized	(8.2)%	(4.2)%	(6.7)%	7.8%	2.5%
Growth year-to-date, annualized	(8.2)	(0.2)	1.1	5.2	2.5

LOAN PORTFOLIO COMPOSITION — CORE AND NON-CORE LOANS (BASED ON ABILITY TO BUILD/EXPAND BANKING RELATIONSHIP)

	3/31/09	12/31/08

Core Relationship Loans
Commercial	$6,353,401	$6,305,111
Consumer and mortgage	1,178,809	1,202,258

Total Core	7,532,210	7,507,369

Non-Core Loans
Commercial	1,620,871	1,762,577
Indirect - sales finance	569,124	635,637
Consumer lot loans	192,903	222,416
Other consumer and mortgage	71,573	64,073

Total Non-Core	2,454,471	2,684,703

Total loans held for investment	$9,986,681	$10,192,072

(1)	At December 31, 2007, loans held for investment totaled $10,213,420.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

	At and for the Three Months Ended

	3/31/09		12/31/08		9/30/08		6/30/08		3/31/08

Credit Quality
Loans held for investment	$9,986,681		$10,192,072		$10,299,640		$10,475,731		$10,275,653
Allowance for loan losses	280,156		247,086		200,748		191,727		174,420
Allowance for credit losses	283,425		249,874		203,000		193,825		177,016
Nonperforming loans held for investment (1)	422,950		349,382		237,812		218,726		222,357
Nonperforming loans held for sale	12,766		16,282		22,576		—		—
Foreclosed property (other real estate owned and personal property repossessions)	77,210		48,993		30,503		21,780		8,227

Nonperforming assets	$512,926		$414,657		$290,891		$240,506		$230,584

Restructured loans not included in nonperforming assets (1)	$11,073		$6,249		$2,279		$1,425		$1,433
Nonperforming loans as a % of loans held for investment	4.24%		3.43%		2.31%		2.09%		2.16%
Nonperforming assets as a % of loans and foreclosed property (2)	5.08		4.04		2.81		2.29		2.24
Allowance for loan losses as a % of loans held for investment	2.81		2.42		1.95		1.83		1.70
Allowance for credit losses as a % of loans held for investment	2.84		2.45		1.97		1.85		1.72
Allowance for loan losses to nonperforming loans held for investment	0.66	x	0.71	x	0.84	x	0.88	x	0.78	x
Impaired loans	$369,339		$287,497		$198,018		$195,774		$206,621
Specific allowance for impaired loans	66,988		44,418		29,911		39,238		32,070
Loans past due 90 days or more (interest accruing)	6,444		47,481		12,899		8,779		9,588
Net loan charge-offs	109,076		76,052		75,433		46,954		24,971
Average loans held for investment	10,154,853		10,308,823		10,441,580		10,435,248		10,221,424
Net loan charge-offs as a % of average loans held for investment (annualized)	4.36%		2.93%		2.87%		1.81%		0.98%

Allowance for Loan Losses
Balance at beginning of period	$247,086		$200,748		$191,727		$174,420		$126,427
Provision for loan losses	142,146		122,390		84,454		64,261		72,964
Loans charged-off	(110,443)		(78,297)		(76,558)		(48,523)		(27,583)
Recoveries of loans previously charged-off	1,367		2,245		1,125		1,569		2,612

Balance at end of period	$280,156		$247,086		$200,748		$191,727		$174,420

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$2,788		$2,252		$2,098		$2,596		$2,268
Provision for unfunded lending commitments	481		536		154		(498)		328

Balance at end of period	$3,269		$2,788		$2,252		$2,098		$2,596

Allowance for Credit Losses
Balance at beginning of period	$249,874		$203,000		$193,825		$177,016		$128,695
Provision for credit losses	142,627		122,926		84,608		63,763		73,292
Loans charged-off	(110,443)		(78,297)		(76,558)		(48,523)		(27,583)
Recoveries of loans previously charged-off	1,367		2,245		1,125		1,569		2,612

Balance at end of period	$283,425		$249,874		$203,000		$193,825		$177,016

(1)	During first quarter 2009, TSFG began excluding restructured loans accruing interest from its nonperforming loans. Prior periods have been reclassified to conform to the current presentation.
(2)

Excluding nonperforming loans held for sale, nonperforming assets as a % of loans held for investment and foreclosed property totaled 4.97% at March 31, 2009, 3.89% at December 31, 2008, and 2.60% at September 30, 2008.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMMERCIAL REAL ESTATE LOANS
(dollars in millions) (unaudited)

	3/31/09 Commercial Real Estate (“CRE”) Loans by Geography (1)

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE Loans	% of Loans HFI

CRE Loans by Product Type:
Completed income property	$533	$357	$402	$212	$360	$147	$191	$2,202	22%
Residential A&D	98	64	158	35	72	17	27	471	5
Commercial A&D	43	26	38	35	10	14	69	235	2
Commercial construction	192	43	25	44	18	26	23	371	4
Residential construction	32	44	35	21	29	—	6	167	1
Residential condo	21	73	11	1	30	22	25	183	2
Undeveloped land	55	63	60	72	65	25	74	414	4

Total CRE Loans	$974	$670	$729	$420	$584	$251	$415	$4,043	40%

% of Total Loans HFI	10%	7%	7%	4%	6%	2%	4%	40%

	3/31/09 CRE Nonaccrual Loans HFI (“NAL”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NAL	% of NAL (1)

CRE Nonaccrual Loans by Product Type:
Completed income property	2.7	12.2	13.9	8.8	4.3	10.9	18.7	$71.5	17%
Residential A&D	11.2	0.7	14.2	2.2	7.1	3.9	12.9	52.2	12
Commercial A&D	0.1	3.1	1.0	0.1	0.1	—	30.3	34.7	8
Commercial construction	0.8	0.4	0.6	—	—	1.6	11.3	14.7	3
Residential construction	1.8	2.3	6.8	17.8	2.6	—	1.2	32.5	8
Residential condo	8.0	1.9	0.3	—	—	8.2	5.1	23.5	6
Undeveloped land	1.6	0.3	0.3	18.7	4.7	16.4	30.8	72.8	17

Total CRE Nonaccrual Loans	$26.2	$20.9	$37.1	$47.6	$18.8	$41.0	$110.3	$301.9	71%

CRE Nonaccrual Loans as % of Total Nonaccrual Loans (1)	6%	5%	9%	11%	4%	10%	26%	71%

	Three Months Ended 3/31/09 CRE Net Charge-offs (“NCO”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NCO	% of NCO

CRE Net Charge-offs by Product Type:
Completed income property	$0.8	$2.4	$2.7	$1.7	$0.4	$1.1	$4.3	$13.4	12%
Residential A&D	0.8	0.9	4.0	2.5	1.8	—	3.7	13.7	13
Commercial A&D	0.2	0.7	0.2	—	—	0.1	0.6	1.8	2
Commercial construction	—	—	—	—	—	0.1	—	0.1	—
Residential construction	—	0.2	2.6	1.4	1.1	—	0.7	6.0	6
Residential condo	0.5	1.0	—	—	—	—	—	1.5	1
Undeveloped land	—	—	0.1	1.8	0.8	1.4	7.3	11.4	10

Total CRE Net Charge-offs	$2.3	$5.2	$9.6	$7.4	$4.1	$2.7	$16.6	$47.9	44%

CRE Net Charge-offs as % of Total Net Charge-offs	2%	5%	9%	7%	4%	2%	15%	44%

(1)	Calculated as a percent of nonaccrual loans held for investment, which totaled $422.9 million at March 31, 2009. Excludes nonaccrual loans held for sale, which totaled $12.8 million at March 31, 2009.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08

Noninterest-bearing	$1,067,953	$1,041,140	$1,022,632	$1,107,115	$1,108,623
Interest-bearing checking	1,098,585	1,078,921	1,090,874	1,127,497	1,162,374
Money market accounts	1,889,041	1,834,115	1,806,143	2,162,599	2,182,709
Savings accounts	203,106	190,519	150,150	150,696	155,337
Time deposits under $100,000	1,742,177	1,863,520	1,840,363	1,468,372	1,408,593
Time deposits of $100,000 or more	1,383,639	1,488,735	1,524,813	1,479,740	1,557,927

Customer deposits (1)	7,384,501	7,496,950	7,434,975	7,496,019	7,575,563
Brokered deposits	1,842,577	1,908,767	2,573,833	2,390,350	1,875,969

Total deposits	9,227,078	9,405,717	10,008,808	9,886,369	9,451,532
Less: Brokered deposits	(1,842,577)	(1,908,767)	(2,573,833)	(2,390,350)	(1,875,969)
Add: Customer sweep accounts	387,106	493,012	551,559	536,642	631,214

Customer funding (2)	$7,771,607	$7,989,962	$7,986,534	$8,032,661	$8,206,777

Percentage of Deposits
Noninterest-bearing	11.6%	11.1%	10.2%	11.2%	11.7%
Interest-bearing checking	11.9	11.5	10.9	11.4	12.3
Money market accounts	20.4	19.5	18.1	21.9	23.1
Savings accounts	2.2	2.0	1.5	1.5	1.6
Time deposits under $100,000	18.9	19.8	18.4	14.8	14.9
Time deposits of $100,000 or more	15.0	15.8	15.2	15.0	16.5

Customer deposits (1)	80.0	79.7	74.3	75.8	80.1
Brokered deposits	20.0	20.3	25.7	24.2	19.9

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08

Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	10.4%	7.2%	(30.4)%	(0.5)%	(6.8)%
Total deposits	(7.7)	(24.0)	4.9	18.5	(13.8)
Customer funding (2)	(11.1)	0.2	(2.3)	(8.5)	1.4

Growth Year-To-Date, Annualized (3)
Noninterest-bearing	10.4%	(7.7)%	(12.4)%	(3.7)%	(6.8)%
Total deposits	(7.7)	(3.9)	3.0	2.0	(13.8)
Customer funding (2)	(11.1)	(2.3)	(3.1)	(3.6)	1.4

(1)	Total deposits less brokered deposits.
(2)	Total deposits less brokered deposits plus customer sweep accounts.
(3)	At December 31, 2007, noninterest-bearing totaled $1,127,657, total deposits totaled $9,788,568, and customer funding totaled $8,178,471.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
WHOLESALE BORROWINGS
(dollars in thousands) (unaudited)

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$197,309	$67,309	$137,927	$169,074	$541,022
Customer sweep accounts	387,106	493,012	551,559	536,642	631,214
Federal Reserve borrowings	750,000	1,050,000	30,000	500,000	200,000
Commercial paper	—	12,537	19,068	25,155	29,582
Treasury, tax and loan note	7,673	3,516	450,375	350,730	515,632

Total short-term borrowings	1,342,088	1,626,374	1,188,929	1,581,601	1,917,450
Long-term borrowings
Repurchase agreements	200,000	200,000	200,000	200,000	200,000
FHLB advances	467,717	233,497	298,119	297,873	324,080
Subordinated notes	206,704	216,704	216,704	216,704	216,704
Mandatorily redeemable preferred stock of subsidiary	56,800	56,800	56,800	56,800	56,800
Note payable	756	768	779	791	775
Purchase accounting premiums, net of amortization	—	—	707	789	858

Total long-term borrowings	931,977	707,769	773,109	772,957	799,217

Total borrowings	2,274,065	2,334,143	1,962,038	2,354,558	2,716,667
Less: Customer sweep accounts	(387,106)	(493,012)	(551,559)	(536,642)	(631,214)
Add: Brokered deposits	1,842,577	1,908,767	2,573,833	2,390,350	1,875,969

Total wholesale borrowings	$3,729,536	$3,749,898	$3,984,312	$4,208,266	$3,961,422

Wholesale borrowings as a percentage of total assets	28.1%	27.6%	29.1%	30.1%	28.8%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED GAINS (LOSSES) ON
AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands, except per share data) (unaudited)

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08

Regulatory Capital
Tier 1 capital	$1,395,469	$1,513,452	$1,295,008	$1,311,908	$1,089,115
Tier 2 capital	164,973	174,625	173,820	177,271	180,711

Total risk-based capital	1,560,442	1,688,077	1,468,828	1,489,179	1,269,826

Total risk-weighted assets	11,532,895	11,764,518	11,584,136	11,872,790	11,674,210

Tangible Equity
Mandatorily convertible preferred stock	$190,026	$238,700	$249,000	$250,000	$—
Perpetual preferred stock	328,523	327,679	—	—	—
Common equity	1,033,634	1,054,152	1,284,614	1,309,202	1,378,321

Shareholders’ equity	1,552,183	1,620,531	1,533,614	1,559,202	1,378,321
Intangible assets	(244,729)	(246,020)	(484,570)	(487,886)	(488,093)

Tangible equity	1,307,454	1,374,511	1,049,044	1,071,316	890,228

Capital Ratios
Tier 1 risk-based capital	12.10%	12.86%	11.18%	11.05%	9.33%
Total risk-based capital	13.53	14.35	12.68	12.54	10.88
Leverage ratio	10.55	11.22	9.70	9.81	8.16
Tangible equity to tangible assets ratio	10.03	10.29	7.94	7.94	6.72
Impact of unrealized (gain) loss on securities	(0.19)	(0.05)	0.21	0.24	0.02

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	9.84	10.24	8.15	8.18	6.74
Tangible common equity to tangible assets ratio	6.05	6.05	6.06	6.09	6.72
-Assuming conversion of mandatorily convertible preferred (1)	7.51	7.84	7.94	7.94	6.72

Unrealized Gains (Losses) on AFS Securities
Gross (included in AFS securities)	$43,255	$10,949	$(48,147)	$(54,391)	$(3,042)
Net of income tax (included in equity)	27,233	6,890	(30,334)	(34,287)	(1,912)

Per Share Data
Mandatorily convertible preferred shares outstanding	190,026	238,700	249,000	250,000	—
Common shares outstanding	84,781,160	74,643,649	73,005,766	72,795,797	72,629,724
Conversion of preferred stock into common (1)	29,234,769	36,723,077	38,307,692	38,461,538	—

Common shares outstanding, assuming conversion	114,015,929	111,366,726	111,313,458	111,257,335	72,629,724

Common book value per common share	$12.19	$14.12	$17.60	$17.98	$18.98
Common tangible book value per common share	9.31	10.83	10.96	11.28	12.26
Book value per common share, assuming conversion (1)	13.61	14.55	13.78	14.01	18.98
Common tangible book value per common share, assuming conversion (1)	8.59	9.40	9.42	9.63	12.26

Market Rates for U.S. Treasury Notes
Three year	1.15%	1.00%	2.28%	2.91%	1.79%
Five year	1.67	1.55	2.98	3.34	2.46

(1) Using a $6.50 conversion price.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	3/31/09			12/31/08			9/30/08

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$8,086,559	$83,794	4.20%	$8,172,311	$106,243	5.17%	$8,233,343	$113,281	5.47%
Consumer loans	1,494,261	17,566	4.77	1,514,602	19,941	5.24	1,518,642	22,577	5.91
Indirect loans	607,548	10,845	7.24	657,329	11,862	7.18	706,780	12,621	7.10
Risk management derivatives tied to loans	—	11,914		—	7,243		—	6,954

Total loans (1)	10,188,368	124,119	4.94	10,344,242	145,289	5.59	10,458,765	155,433	5.91
Investment securities (taxable) (2)	1,854,149	20,548	4.43	1,835,248	20,575	4.48	1,768,461	20,186	4.57
Investment securities (nontaxable) (3)	266,600	3,437	5.16	281,839	3,616	5.13	290,431	3,726	5.13

Total investment securities	2,120,749	23,985	4.52	2,117,087	24,191	4.57	2,058,892	23,912	4.65
Federal funds sold, interest-bearing bank balances, and other temp investments	198	1	2.05	1,128	10	3.53	37,149	197	2.11

Total earning assets	12,309,315	148,105	4.87	12,462,457	169,490	5.41	12,554,806	179,542	5.69

Non-earning assets	1,246,813			1,322,477			1,281,130

Total assets	$13,556,128			$13,784,934			$13,835,936

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,131,456	$865	0.31	$1,010,878	$1,310	0.52	$1,130,079	$2,481	0.87
Savings	196,974	529	1.09	173,927	518	1.18	143,014	255	0.71
Money market	1,913,927	7,779	1.65	1,814,901	9,808	2.15	1,949,001	11,293	2.31
Time deposits, excluding brokered deposits	3,199,427	28,867	3.66	3,401,800	32,130	3.76	3,259,783	30,522	3.72
Brokered deposits	1,905,805	16,803	3.58	2,227,055	21,880	3.91	2,574,430	24,520	3.79

Total interest-bearing deposits	8,347,589	54,843	2.66	8,628,561	65,646	3.03	9,056,307	69,071	3.03
Customer sweep accounts	455,781	298	0.27	529,344	1,174	0.88	536,526	2,251	1.67
Other borrowings (4)	1,899,771	6,743	1.44	1,805,655	9,772	2.15	1,453,196	11,297	3.09

Total interest-bearing liabilities	10,703,141	61,884	2.34	10,963,560	76,592	2.78	11,046,029	82,619	2.98

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,021,400			1,001,516			1,059,565
Other noninterest liabilities	230,741			201,107			177,735

Total liabilities	11,955,282			12,166,183			12,283,329
Shareholders’ equity	1,600,846			1,618,751			1,552,607

Total liabilities and shareholders’ equity	$13,556,128			$13,784,934			$13,835,936

Net interest margin (tax-equivalent)		$86,221	2.83%		$92,898	2.97%		$96,923	3.08%
Less: tax-equivalent adjustment (3)		1,203			1,265			1,304

Net interest income		$85,018			$91,633			$95,619

Supplemental data:
Customer funding (5)	$7,918,965	$38,338	1.96%	$7,932,366	$44,940	2.25%	$8,077,968	$46,802	2.30%
Wholesale borrowings (6)	3,805,576	23,546	2.51	4,032,710	31,652	3.12	4,027,626	35,817	3.54

Total funding (7)	$11,724,541	$61,884	2.14%	$11,965,076	$76,592	2.55%	$12,105,594	$82,619	2.72%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)

During the three months ended March 31, 2009, December 31, 2008, and September 30, 2008, TSFG capitalized $450,000, $478,000, and $424,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	6/30/08			3/31/08

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$8,193,599	$114,935	5.64%	$7,983,464	$128,741	6.49%
Consumer loans	1,530,817	23,272	6.11	1,548,384	25,985	6.75
Indirect loans	734,155	13,152	7.21	703,670	12,680	7.25
Risk management derivatives tied to loans	—	6,657		—	3,822

Total loans (1)	10,458,571	158,016	6.08	10,235,518	171,228	6.73
Investment securities (taxable) (2)	1,799,907	20,591	4.58	1,749,423	20,392	4.66
Investment securities (nontaxable) (3)	299,350	3,814	5.10	326,318	4,143	5.08

Total investment securities	2,099,257	24,405	4.65	2,075,741	24,535	4.73
Federal funds sold, interest-bearing bank balances, and other temp investments	20,256	106	2.10	8,716	72	3.32

Total earning assets	12,578,084	182,527	5.83	12,319,975	195,835	6.39

Non-earning assets	1,290,065			1,524,930

Total assets	$13,868,149			$13,844,905

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,120,716	$2,683	0.96	$1,155,418	$4,653	1.62
Savings	152,023	304	0.80	156,848	427	1.09
Money market	2,104,322	11,822	2.26	2,193,504	16,633	3.05
Time deposits, excluding brokered deposits	2,997,131	29,172	3.91	2,953,364	33,651	4.58
Brokered deposits	2,081,224	19,199	3.71	1,934,922	21,742	4.52

Total interest-bearing deposits	8,455,416	63,180	3.01	8,394,056	77,106	3.69
Customer sweep accounts	573,957	2,621	1.84	684,752	5,472	3.21
Other borrowings (4)	2,078,730	15,186	2.94	1,922,959	19,101	4.00

Total interest-bearing liabilities	11,108,103	80,987	2.93	11,001,767	101,679	3.72

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,079,390			1,083,505
Other noninterest liabilities	185,275			194,655

Total liabilities	12,372,768			12,279,927
Shareholders’ equity	1,495,381			1,564,978

Total liabilities and shareholders’ equity	$13,868,149			$13,844,905

Net interest margin (tax-equivalent)		$101,540	3.24%		$94,156	3.07%
Less: tax-equivalent adjustment (3)		1,335			1,450

Net interest income		$100,205			$92,706

Supplemental data:
Customer funding (5)	$8,027,539	$46,602	2.33%	$8,227,391	$60,836	2.97%
Wholesale borrowings (6)	4,159,954	34,385	3.32	3,857,881	40,843	4.26

Total funding (7)	$12,187,493	$80,987	2.67%	$12,085,272	$101,679	3.38%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)

During the three months ended June 30, 2008 and March 31, 2008, TSFG capitalized $332,000 and $329,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	3/31/09

		Diluted EPS

Net Loss, as Reported (GAAP)	$(74,403)
Preferred stock dividends and other (1)	(16,408)

Net Loss Available to Common Shareholders	$(90,811)	$(1.10)

Net Loss, as Reported (GAAP)	(74,403)
Add: Income tax expense (benefit)	(49,706)

Loss Before Income Taxes	(124,109)
Non-Operating Items
(Gain) loss on securities	2,954
(Gain) loss on early extinguishment of debt	(52)
Loss on repurchase of auction rate securities	676

Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(120,531)
Add: Provision for credit losses	142,627

Pre-Tax, Pre-Provision Operating Earnings (income before taxes and provision, excluding non-operating items)	22,096
Less: Provision for credit losses	(142,627)
Related income taxes	(48,364)

Operating Loss (net loss, excluding non-operating items)	(72,167)
Preferred stock dividends and other (1)	(16,408)

Operating Loss Available to Common Shareholders (net loss available to common shareholders, excluding non-operating items)	(88,575)	(1.08)
Amortization of intangibles	1,291
Related income taxes	(484)

Cash Operating Loss Available to Common Shareholders (net loss available to common shareholders, excluding non-operating items and amortization of intangibles)	$(87,768)	(1.07)

Average Common Shares Outstanding, Diluted	82,223,190
Select Balance Sheet (Averages)
Total assets	$13,556,128
Intangible assets	(245,341)

Tangible assets	13,310,787

Preferred stock	532,430
Common equity	1,068,416

Shareholders’ equity	1,600,846
Intangible assets	(245,341)

Tangible equity	1,355,505

Return on Average Assets (2)
GAAP loss	(2.23)%
Return on Average Equity (2)
GAAP loss	(18.85)
Return on Average Common Equity (3)
GAAP loss available to common shareholders	(34.47)

(1)	Includes $6.5 million for the value of common shares issued as an inducement for early conversion of 45,474 shares of preferred stock.
(2)	Return on average assets and return on average equity are calculated as net income divided by average assets
(3)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/08		9/30/08		6/30/08		3/31/08

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Loss, as Reported (GAAP)	$(309,939)		$(24,955)		$(10,932)		$(201,292)
Preferred stock dividends and other	(9,424)		(6,257)		(5,840)		(137)

Net Loss Available to Common Shareholders	$(319,363)	$(4.29)	$(31,212)	$(0.43)	$(16,772)	$(0.23)	$(201,429)	$(2.78)

Net Loss, as Reported (GAAP)	$(309,939)		$(24,955)		$(10,932)		$(201,292)
Add: Income tax expense (benefit)	(33,435)		(29,526)		(8,056)		(16,557)

Loss Before Income Taxes	(343,374)		(54,481)		(18,988)		(217,849)
Non-Operating Items
(Gain) loss on securities	(1,561)		725		(1,876)		(396)
Gain on Visa IPO share redemption	—		—		—		(1,904)
Goodwill impairment	237,618		—		—		188,431
Employment contracts and severance	9,599		4,621		2,299		—
Branch acquisition and conversion costs	—		—		731		—
(Gain) loss on early extinguishment of debt	1,747		(125)		(83)		547
Visa-related litigation	—		—		—		(863)
Loss on derivative collateral	1,061		—		—		—

Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(94,910)		(49,260)		(17,917)		(32,034)
Add: Provision for credit losses	122,926		84,608		63,763		73,292

Pre-Tax, Pre-Provision Operating Earnings (income before taxes and provision, excluding non-operating items)	28,016		35,348		45,846		41,258
Less: Provision for credit losses	(122,926)		(84,608)		(63,763)		(73,292)
Related income taxes	(29,368)		(26,696)		(7,655)		(17,538)

Operating Loss (net loss, excluding non-operating items)	(65,542)		(22,564)		(10,262)		(14,496)
Preferred stock dividends and other	(9,424)		(6,257)		(5,840)		(137)

Operating Loss Available to Common Shareholders (net loss available to common shareholders, excluding non-operating items)	(74,966)	(1.01)	(28,821)	(0.40)	(16,102)	(0.22)	(14,633)	(0.20)
Amortization of intangibles	1,417		1,474		1,589		1,658
Related income taxes	(532)		(552)		(596)		(622)

Cash Operating Loss Available to Common Shareholders (net loss available to common shareholders, excluding non-operating items and amortization of intangibles)	$(74,081)	$(0.99)	$(27,899)	$(0.38)	$(15,109)	$(0.21)	$(13,597)	$(0.19)

Average Common Shares Outstanding, Diluted	74,505,656		72,755,480		72,611,024		72,449,437

Select Balance Sheet (Averages)
Total assets	$13,784,934		$13,835,936		$13,868,149		$13,844,905
Intangible assets	(481,380)		(487,061)		(487,440)		(675,250)

Tangible assets	13,303,554		13,348,875		13,380,709		13,169,655

Preferred stock	337,439		249,717		137,783		—
Common equity	1,281,312		1,302,890		1,357,598		1,564,978

Shareholders’ equity	1,618,751		1,552,607		1,495,381		1,564,978
Intangible assets	(481,380)		(487,061)		(487,440)		(675,250)

Tangible equity	1,137,371		1,065,546		1,007,941		889,728

Return on Average Assets (1)
GAAP loss	(8.94)%		(0.72)%		(0.32)%		(5.85)%
Return on Average Equity (1)
GAAP loss	(76.17)		(6.39)		(2.94)		(51.73)
Return on Average Common Equity (2)
GAAP loss available to common shareholders	(99.16)		(9.53)		(4.97)		(51.73)

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2008			2007

			Diluted EPS		Diluted EPS

Net Income (Loss), as Reported (GAAP)	$(547,118)			$73,276
Preferred stock dividends and other	(21,658)			(665)

Net Income (Loss) Available to Common Shareholders	$(568,776)		$(7.78)	$72,611	$0.98

Net Income (Loss), as Reported (GAAP)	$(547,118)			$73,276
Add: Income tax expense (benefit)	(87,574)			33,400

Income (Loss) Before Income Taxes	(634,692)			106,676
Non-Operating Items
(Gain) loss on securities	(3,108)			4,623
Gain on Visa IPO share redemption	(1,904)			—
Goodwill impairment	426,049			—
Employment contract buyouts and severance	16,519			2,306
Branch acquisition and conversion costs	731			—
Loss on early extinguishment of debt	2,086			2,029
Visa-related litigation	(863)			881
Loss on derivative collateral	1,061			—

Pre-tax Operating Income (Loss) (income (loss) before taxes, excluding non-operating items)	(194,121)			116,515
Add: Provision for credit losses	344,589			68,568

Pre-Tax, Pre-Provision Operating Earnings (income before taxes and provision, excluding non-operating items)	150,468			185,083
Less: Provision for credit losses	(344,589)			(68,568)
Related income taxes	(81,257)			36,587

Operating Income (Loss) (net income (loss), excluding non-operating items)	(112,864)			79,928
Preferred stock dividends and other	(21,658)			(665)

Operating Income (Loss) Available to Common Shareholders (net income (loss) available to common shareholders, excluding non-operating items)	(134,522)		(1.84)	79,263	1.07
Amortization of intangibles	6,138			7,897
Related income taxes	(2,302)			(2,359)

Cash Operating Income (Loss) Available to Common Shareholders (net income (loss) available to common shareholders, excluding non-operating items and amortization of intangibles)	$(130,686)		$(1.79)	$84,801	$1.15

Average Common Shares Outstanding, Diluted	73,136,936			74,006,978

Select Balance Sheet (Averages)
Total assets	$13,833,355			$14,044,565
Intangible assets	(532,517)			(681,628)

Tangible assets	13,300,838			13,362,937

Preferred stock	181,849			—
Common equity	1,376,232			1,543,552

Shareholders’ equity	1,558,081			1,543,552
Intangible assets	(532,517)			(681,628)

Tangible equity	1,025,564			861,924

Return on Average Assets (1)
GAAP earnings (loss)	(3.96	) %		0.52%

Return on Average Equity (1)
GAAP earnings (loss)	(35.11)			4.75

Return on Average Common Equity (2)
GAAP earnings (loss) available to common shareholders	(41.33)			4.70

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

Three Months Ended

3/31/09

Select Financial Data Used in Ratios Calculated Below
Net interest income	$85,018
Tax-equivalent adjustment	1,203

Net interest income (tax-equivalent)	$86,221

Total noninterest income, as reported (GAAP)	$23,741
Adjustments for non-operating items:
(Gain) loss on securities	2,954
Operating noninterest income (noninterest income, excluding non-operating items)	$26,695

Total noninterest expenses, as reported (GAAP)	$90,241
Adjustments for non-operating items:
Gain (loss) on early extinguishment of debt	52
Loss on repurchase of auction rate securities	(676)

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	89,617
Less: amortization of intangibles	(1,291)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$88,326

Total Revenue (1)
GAAP	$108,759
Operating (2)	112,916

Noninterest Income as a % Total Revenue (3)
GAAP	21.83%
Operating (2)	23.64

Efficiency Ratios (4)
GAAP	82.97
Operating (2)	79.37
Cash operating (2)	78.22

Noninterest Expense as a % of Average Assets (Annualized)
GAAP	2.70%
Operating (2)	2.68
Cash operating (2)	2.64

(1)	The sum of net interest income and noninterest income.
(2)

Total revenue, noninterest income as a % of total revenue, the efficiency ratio, and noninterest expense as a % of average assets, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating ratios also exclude amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/08	9/30/08	6/30/08	3/31/08

Select Financial Data Used in Ratios Calculated Below
Net interest income	$91,633	$95,619	$100,205	$92,706
Tax-equivalent adjustment	1,265	1,304	1,335	1,450

Net interest income (tax-equivalent)	$92,898	$96,923	$101,540	$94,156

Total noninterest income, as reported (GAAP)	$30,012	$28,665	$32,187	$31,103
Adjustments for non-operating items:
(Gain) loss on securities	(1,561)	725	(1,876)	(396)
Gain on Visa IPO share redemption	—	—	—	(1,904)

Operating noninterest income (noninterest income, excluding non-operating items)	$28,451	$29,390	$30,311	$28,803

Total noninterest expenses, as reported (GAAP)	$342,093	$94,157	$87,617	$268,366
Adjustments for non-operating items:
Goodwill impairment	(237,618)	—	—	(188,431)
Employment contracts and severance	(9,599)	(4,621)	(2,299)	—
Branch acquisition and conversion costs	—	—	(731)	—
Gain (loss) on early extinguishment of debt	(1,747)	125	83	(547)
Visa-related litigation	—	—	—	863
Loss on derivative collateral	(1,061)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	92,068	89,661	84,670	80,251
Less: amortization of intangibles	(1,417)	(1,474)	(1,589)	(1,658)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$90,651	$88,187	$83,081	$78,593

Total Revenue (1)
GAAP	$121,645	$124,284	$132,392	$123,809
Operating (2)	121,349	126,313	131,851	122,959

Noninterest Income as a % Total Revenue (3)
GAAP	24.67%	23.06%	24.31%	25.12%
Operating (2)	23.45	23.27	22.99	23.42

Efficiency Ratios (4)
GAAP	281.22	75.76	66.18	216.76
Operating (2)	75.87	70.98	64.22	65.27
Cash operating (2)	74.70	69.82	63.01	63.92

Noninterest Expense as a % of Average Assets (Annualized)
GAAP	9.87	2.71	2.54	7.80
Operating (2)	2.66	2.58	2.46	2.33
Cash operating (2)	2.62	2.54	2.41	2.28

(1)	The sum of net interest income and noninterest income.
(2)

Total revenue, noninterest income as a % of total revenue, the efficiency ratio, and noninterest expense as a % of average assets, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating ratios also exclude amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2008	2007

Select Financial Data Used in Ratios Calculated Below
Net interest income	$380,163	$382,781
Tax-equivalent adjustment	5,354	6,246

Net interest income (tax-equivalent)	$385,517	$389,027

Net interest margin (tax-equivalent)	3.09%	3.10%

Total noninterest income, as reported (GAAP)	$121,967	$113,712
Adjustments for non-operating items:
(Gain) loss on securities	(3,108)	4,623
Gain on Visa IPO share redemption	(1,904)	—

Operating noninterest income (noninterest income, excluding non-operating items)	$116,955	$118,335

Total noninterest expenses, as reported (GAAP)	$792,233	$321,249
Adjustments for non-operating items:
Goodwill impairment	(426,049)	—
Employment contract buyouts and severance	(16,519)	(2,306)
Branch acquisition and conversion costs	(731)	—
Loss on early extinguishment of debt	(2,086)	(2,029)
Visa-related litigation	863	(881)
Loss on derivative collateral	(1,061)	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	346,650	316,033
Less: amortization of intangibles	(6,138)	(7,897)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$340,512	$308,136

Total Revenue (1)
GAAP	$502,130	$496,493
Operating (2)	502,472	507,362

Noninterest Income as a % of Total Revenue (3)
GAAP	24.29%	22.90%
Operating (2)	23.28	23.32

Efficiency Ratios (4)
GAAP	157.77	64.70
Operating (2)	68.99	62.29
Cash operating (2)	67.77	60.73

Noninterest Expense as a % of Average Assets
GAAP	5.73	2.29
Operating (2)	2.51	2.25
Cash operating (2)	2.46	2.19

(1)	The sum of net interest income and noninterest income.
(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.